Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE: April 27, 2004	FOR MORE INFORMATION, CONTACT: Robert L. Schumacher
at (276) 326-9000

     First Community Bancshares, Inc. Announces Proposed Sale of Mortgage
                         Subsidiary and 2004 First Quarter Results

     Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ): FCBC; www.fcbinc.com) released quarterly results today along with information related to the proposed sale of its United First Mortgage subsidiary headquartered in Richmond Virginia. Net income for the first quarter of 2004 totaled $4.2 million as compared with $6.7 million in the first quarter of 2003. Basic and diluted earnings per share for the first quarter were $0.37, down from $0.62, in the first quarter of 2003. When comparing the first quarter 2004 earnings with that of 2003, the reduction in the Company’s earnings was largely attributable to a $1.9 million decline in net income of the mortgage-banking segment. Reduced loan production and margins in the segment combined with an impairment charge of $651,000 produced the decline in mortgage banking net income. The community-banking segment reported segment net income of $5.7 million, which represents a decrease from the community banking segment net income of $6.4 million in the first quarter of 2003. The decrease is attributed, in part, to increased overhead and operating expense relative to the development and growth of the Company into new markets including the Richmond, Virginia and Winston-Salem, North Carolina markets.

     The proposed sale of the mortgage subsidiary reflects the Company’s strategic plans for exiting the mortgage banking business which will allow greater focus on the Company’s core community banking business. President and Chief Executive Officer John M. Mendez announced the proposed transaction, which involves a sale of 100% of the stock of UFM to certain members of UFM’s present management. Although completion of the transaction remains subject to the execution of a definitive agreement and satisfaction of the conditions which will be set forth therein, the Company indicated that the proposed sale did result in a charge to net income of $651,000 in the first quarter of 2004. The parties anticipate that the proposed sale of the mortgage subsidiary will close by June 30, 2004.

     Compression of the Company’s net interest margin decreased first quarter 2004 net interest income by $0.5 million; however, this decrease was offset by the $1.4 million net interest income contribution made by the CommonWealth branches purchased in June 2003, resulting in a consolidated net interest income increase of $0.9 million, or 5.6% when compared to first quarter 2003. The Company’s tax-equivalent net interest margin at 4.41% compares with 4.64% for the first quarter of 2003. The Company attributes the decrease in net interest margin to reduced loan yields on new and renewed business throughout the continued low interest rate environment during 2004. During the first quarter 2004, tax equivalent net interest income increased by $6.6 million due to volume and decreased $5.8 million as a result of rate changes resulting in a net increase of $0.8 million.

     The provision for loan losses remained relatively stable, decreasing slightly by $57,000 from the first quarter of 2003. The provision is directionally consistent with the Company’s calculation of the adequacy of the allowance for loan losses. Non-performing assets (including other real estate owned) as a percentage of total assets were 0.37% at March 31, 2004 versus .31% at December 31, 2003, and 0.44% at March 31, 2003. The slight increase from December 31, 2003 is attributable to a $903,000 property in the Richmond area, which has been considered in the calculation of the adequacy of the allowance for loan losses.

     Non-interest income decreased by $2.3 million; however, this amount included a $2.5 million decrease in mortgage banking income. Non-interest expense increased $2.2 million which included the $651,000 impairment charge related to the mortgage segment. Increases in other operating expenses largely related to the additional costs (salaries, occupancy, furniture & equipment and other operating expenses) associated with the opening of three new branches in Winston-Salem and two loan production offices in Charlotte and Mount Airy, North Carolina, the acquisition of The CommonWealth Bank in Richmond, Virginia and costs associated with pre-merger activities leading to the acquisition of Peoples Bancorp, headquartered in Johnson City, Tennessee, which became effective the second quarter 2004.

     Return on equity (“ROE”) and (“ROA”) for the Company were 9.40% and 1.00%, respectively, for the first three months of 2004, compared to 17.63% and 1.81%, respectively in 2003. The decrease was attributable to the loss incurred by UFM and, as noted, the costs related to the pending sale of this business. In addition, the ROE dilution is attributable to the stock issuance in connection with the acquisition of The CommonWealth Bank in June 2003.

     PCB Bancorp and its wholly owned subsidiary, People’s Community Bank, headquartered in Johnson City, Tennessee were acquired by the Company effective April 1, 2004, and marked the Company’s first entry into East Tennessee. People’s Community, which has six branches located in Johnson City, Kingsport and Washington and Sullivan counties had total assets of $171 million, total loans of $128 million and total deposits of $150 million.

     First Community Bancshares, Inc. is a $1.7 billion bank holding company and the parent company of First Community Bank, N. A. First Community Bank, N. A. operates in the three states of Virginia, West Virginia and North Carolina with 51 full-service commercial banking locations and, offers wealth management and investment advice through its wholly owned subsidiary, Stone Capital Management, Inc. First Community Bancshares, Inc.’s common stock is currently traded on the NASDAQ National market under the symbol FCBC.

DISCLAIMER

     This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

First Community Bancshares, Inc.
Consolidated Statements of Income

(Dollars in Thousands, Except Per Share Data)(Unaudited)		Three Months
		Ended
		March 31,
		2004	2003
Interest	Interest and fees on loans held for investment	$17,130	$16,892
Income	Interest and fees on loans held for sale	203	629
	Interest on securities-taxable	3,270	3,145
	Interest on securities-nontaxable	1,636	1,657
	Interest on federal funds sold and deposits	199	215

	Total interest income	22,438	22,538

Interest	Interest on deposits	4,315	5,317
Expense	Interest on borrowings	2,091	2,041

	Total interest expense	6,406	7,358

	Net interest income	16,032	15,180
	Provision for loan losses	532	589

	Net interest income after provision for loan losses	15,500	14,591

Non-Interest	Fiduciary income	418	416
Income	Service charges on deposit accounts	1,960	1,821
	Other service charges, commissions and fees	559	513
	Mortgage banking income	507	2,964
	Other operating income	295	297
	Gain on sale of securities	11	20

	Total non-interest income	3,750	6,031

Non-Interest	Salaries and employee benefits	7,213	6,333
Expense	Occupancy expense of bank premises	951	849
	Furniture and equipment expense	673	530
	Amortization of intangible assets	64	63
	Other operating expense	4,455	3,356

	Total non-interest expense	13,356	11,131

	Income before income taxes	5,894	9,491
	Income tax expense	1,733	2,743

	Net Income	$4,161	$6,748

	Basic earnings per common share (EPS)	$0.37	$0.62

	Diluted earnings per common share (DEPS)	$0.37	$0.62
	Weighted Average Shares Outstanding:
	Basic	11,245,465	10,857,307
	Diluted	11,347,748	10,913,481
	For the period:
	Return on average equity	9.40%	17.63%
	Return on average assets	1.00%	1.81%
	Cash dividends per share	$0.25	$0.24
	At period end:
	Book value per share	$15.83	$14.28
	Market value	$30.54	$30.15

First Community Bancshares, Inc.
Consolidated Balance Sheets

(Dollars in Thousands, Except Per Share Data)(Unaudited)
		March 31,	December 31,
		2004	2003
Assets	Cash and due from banks	$38,482	$39,416
	Interest-bearing deposits with banks	40,157	22,136
	Fed Funds Sold	—	—
	Securities available for sale (amortized cost of $432,733 March 31, 2004; $436,194, December 31, 2003)	443,844	444,491
	Securities held to maturity (fair value of $39,629 March 31, 2004; $40,060, December 31, 2003)	37,425	38,020
	Loans held for sale	28,656	18,152
	Loans held for investment, net of unearned income	1,019,829	1,026,191
	Less allowance for loan losses	14,536	14,624

	Net loans	1,005,293	1,011,567
	Premises and equipment	30,633	30,021
	Other real estate owned	2,571	2,091
	Interest receivable	8,448	8,345
	Other assets	18,792	17,762
	Intangible assets	40,159	40,726

	Total Assets	$1,694,460	$1,672,727

Liabilities	Deposits:
	Demand	$197,330	$194,127
	Interest-bearing demand	243,226	234,458
	Savings	194,722	190,366
	Time	607,426	606,666

	Total Deposits	1,242,704	1,225,617
	Interest, taxes and other liabilities	12,363	12,037
	Securities sold under agreements to repurchase	98,035	97,651
	FHLB and other indebtedness	163,324	162,387

	Total Liabilities	1,516,426	1,497,692

Stockholders’	Preferred stock, par value undesignated; 1,000,000 shares authorized;
Equity	no shares issued and outstanding in 2004 and 2003	—	—
	Common stock, $1 par value; 15,000,000 shares authorized in 2004 and 2003, respectively; 11,449,841 issued in 2004 and 11,442,348 issued in 2003; and 11,244,894 and 11,242,443 outstanding in 2004 and 2003, respectively	11,450	11,442
	Additional paid-in capital	108,243	108,128
	Retained earnings	58,241	56,894
	Treasury stock, at cost	(6,566)	(6,407)
	Accumulated other comprehensive income	6,666	4,978

	Total Stockholders’ Equity	178,034	175,035

	Total Liabilities and Stockholders’ Equity	$1,694,460	$1,672,727

First Community Bancshares, Inc.
Quarterly Performance Summary				As of and for the Quarter Ended
Income Statements		March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in Thousands Except Per Share Data)		2004	2003	2003	2003	2003
Interest	Interest and fees on loans held for investment	$17,130	$17,967	$18,591	$16,982	$16,892
Income	Interest and fees on loans held for sale	203	283	800	655	629
	Interest on securities-taxable	3,270	3,531	3,075	3,387	3,145
	Interest on securities-nontaxable	1,636	1,637	1,552	1,642	1,657
	Interest on federal funds sold and deposits	199	125	128	147	215

	Total interest income	22,438	23,543	24,146	22,813	22,538

Interest	Interest on deposits	4,315	4,557	4,934	5,142	5,317
Expense	Interest on borrowings	2,091	2,119	2,180	2,084	2,041

	Total interest expense	6,406	6,676	7,114	7,226	7,358

	Net interest income	16,032	16,867	17,032	15,587	15,180
	Provision for loan losses	532	740	782	1,308	589

	Net interest income after provision for loan losses	15,500	16,127	16,250	14,279	14,591

Non-Interest	Fiduciary income	418	513	463	480	332
Income	Service charges on deposit accounts	1,960	2,166	2,098	1,986	1,821
	Other service charges, commissions and fees	559	507	639	641	597
	Mortgage banking income	507	244	507	3,450	2,964
	Other operating income	295	220	340	244	297
	Gain (loss) on Securities	11	7	1,038	133	20

	Total non-interest income	3,750	3,657	5,085	6,934	6,031

Non-Interest	Salaries and employee benefits	7,213	6,797	7,190	6,439	6,333
Expense	Occupancy expense of bank premises	951	815	861	823	849
	Furniture and equipment expense	673	635	563	520	530
	Amortization of intangible assets	64	65	64	51	63
	Other operating expense	4,455	3,920	3,896	3,581	3,356

	Total non-interest expense	13,356	12,232	12,574	11,414	11,131

	Income before income taxes	5,894	7,552	8,761	9,799	9,491
	Income tax expense	1,733	2,258	2,532	2,832	2,743

	Net Income	4,161	5,294	6,229	6,967	6,748

Per	Basic EPS	$0.37	$0.47	$0.55	$0.63	$0.62
Share	Diluted EPS	$0.37	$0.47	$0.55	$0.63	$0.62
Data	Cash dividends per share	$0.25	$0.25	$0.25	$0.24	$0.24
	Weighted Average Shares Outstanding:
	Basic	11,245,465	11,244,382	11,262,180	10,969,748	10,857,307
	Diluted	11,347,748	11,362,269	11,383,941	11,084,847	10,913,481
	Actual shares outstanding at period end	11,244,894	11,242,443	11,250,931	11,256,674	10,830,701
	Book Value per share at period end	$15.83	$15.57	$15.33	$15.57	$14.28
	Market Value per share at period end	$30.54	$33.16	$35.29	$35.58	$30.15
Ratios	Return on average assets	1.00%	1.25%	1.46%	1.78%	1.81%
	Return on average equity	9.40%	12.01%	14.10%	17.29%	17.63%
	Net yield on earning assets	4.41%	4.56%	4.55%	4.55%	4.64%
	Efficiency Ratio at end of period	61.71%	51.92%	51.16%	48.68%	49.67%
	Equity as a percent of total assets at end of period	10.51%	10.46%	10.27%	10.12%	10.12%
	Average earning assets as a percentage of average total assets	92.21%	91.92%	91.91%	92.67%	92.99%
	Average loans (not including loans held for sale) as a percentage of average deposits	83.10%	84.17%	83.04%	79.23%	79.50%
QTD	Average Loans (Not including Loans Held for Sale)	$1,016,309	$1,034,786	$1,030,875	$931,488	$906,856
Averages	Average Earning Assets	$1,543,157	$1,545,585	$1,559,472	$1,454,319	$1,408,749
	Average Total Assets	$1,673,585	$1,681,510	$1,696,647	$1,569,302	$1,514,900
	Average Deposits	$1,223,032	$1,229,439	$1,241,420	$1,175,618	$1,140,746
	Average Equity	$178,037	$174,923	$175,228	$161,622	$155,222
	Taxable Equivalent Net Interest Income	$16,937	$17,773	$17,899	$16,504	$16,115
	Average Interest-bearing deposits	$1,036,976	$1,038,341	$1,046,364	$1,008,130	$983,242

First Community Bancshares, Inc.
Quarterly Performance Summary
Balance Sheets
(Dollars in Thousands Except Per Share Data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2004	2003	2003	2003	2003
Cash and due from banks	$38,482	$39,416	$32,889	$43,551	$36,979
Interest-bearing deposits with banks	40,157	22,136	76,309	25,795	63,146
Federal funds sold	—	—	—	7,353	4
Securities available for sale	443,844	444,491	395,496	419,815	372,926
Securities held to maturity	37,425	38,020	39,433	39,745	40,084
Loans held for sale	28,656	18,152	16,689	45,458	50,753
Loans held for investment, net of unearned income	1,019,829	1,026,191	1,028,189	1,027,928	897,194
Less allowance for loan losses	14,536	14,624	15,680	15,707	13,782

Net loans	1,005,293	1,011,567	1,012,509	1,012,221	883,412
Premises and equipment	30,633	30,021	29,661	29,449	25,417
Other real estate owned	2,571	2,091	2,403	2,787	2,545
Interest receivable	8,448	8,345	8,433	8,381	8,210
Other assets	18,792	17,762	24,184	22,966	18,524
Intangible assets	40,159	40,726	41,330	42,791	27,110

Total Assets	$1,694,460	$1,672,727	$1,679,336	$1,700,312	$1,529,110

Deposits:
Demand	$197,330	$194,127	$194,060	$210,347	$162,998
Interest-bearing demand	243,226	234,458	234,737	234,551	207,098
Savings	194,722	190,366	188,021	185,284	183,738
Time	607,426	606,666	615,680	626,539	599,868

Total Deposits	1,242,704	1,225,617	1,232,498	1,256,721	1,153,702
Interest, taxes and other liabilities	12,363	12,037	12,090	21,686	14,663
Federal funds purchased	—	—	—	—	—
Securities sold under agreements to repurchase	98,035	97,651	102,449	93,742	95,621
FHLB and other indebtedness	163,324	162,387	159,815	152,855	110,429

Total Liabilities	1,516,426	1,497,692	1,506,852	1,525,004	1,374,415

Preferred Stock	—	—	—	—	—
Common stock, $1 par value	11,450	11,442	11,433	11,390	9,965
Additional paid-in capital	108,243	108,128	108,078	108,286	58,970
Retained earnings	58,241	56,894	54,407	51,149	83,267
Treasury stock, at cost	(6,566)	(6,407)	(5,762)	(4,028)	(3,543)
Accumulated other comprehensive income	6,666	4,978	4,328	8,511	6,036

Total Stockholders’ Equity	178,034	175,035	172,484	175,308	154,695

Total Liabilities and Stockholders’ Equity	$1,694,460	$1,672,727	$1,679,336	$1,700,312	$1,529,110

First Community Bancshares, Inc.
Selected Financial Information
(Dollars in Thousands)

	As of and for the Quarter Ended

	March 31,	December 31,	September 30,	June 30,	March 31,
	2004	2003	2003	2003	2003
Asset Quality Analysis:
Allowance for Loan Losses:
Beginning balance	$14,624	$15,680	$15,707	$13,782	$14,410
Provision	532	740	782	1,308	589
Acquisition balance	—	—	—	1,583	—
Charge-offs	(911)	(2,022)	(990)	(1,441)	(1,668)
Recoveries	291	226	181	475	451

Net charge-offs	(620)	(1,796)	(809)	(966)	(1,217)
Ending balance	$14,536	$14,624	$15,680	$15,707	$13,782

Nonperforming Assets:
Nonaccrual loans	$3,588	$2,993	$2,277	$2,547	$3,997
Foreclosed real estate	2,571	2,091	2,403	2,787	2,544
Repossessions	60	75	125	140	188
Loans 90 days or more past due & still accruing	—	—	124	86	21

Nonperforming assets	$6,219	$5,159	$4,929	$5,560	$6,750

Loans 90 days or more past due & still accruing as a percentage of loans held for investment	0.00%	0.00%	0.01%	0.01%	0.00%

Asset Quality Ratios:
Nonaccrual loans and leases as a percentage of loans held for investment	0.35%	0.29%	0.22%	0.25%	0.45%
Nonperforming assets as a percentage of:
Total assets	0.37%	0.31%	0.29%	0.33%	0.44%
Loans held for investment plus foreclosed property	0.61%	0.50%	0.48%	0.54%	0.75%
Net charge-offs as a % of average loans held for investment	0.06%	0.17%	0.08%	0.10%	0.13%
Allowance for loan & lease losses as a percentage of loans held for investment	1.43%	1.43%	1.53%	1.53%	1.54%
Ratio of allowance for loans losses to:
Nonaccrual loans	4.05	4.89	6.89	6.17	3.45

Restructured loans performing according to modified terms	$392	$356	$362	$368	$341

Segment Information:

	Community	Mortgage
Year-to-date Income	Banking	Banking	Parent	Eliminations	Total
March 31, 2004	(Amounts in Thousands)

Net interest income	$16,199	$48	$(119)	$(96)	$16,032
Provision for loan losses	532	—	—	—	532

Net interest income after provision for loan losses	15,667	48	(119)	(96)	15,500
Non-interest income	3,434	507	—	(191)	3,750
Non-interest expenses	11,055	2,446	142	(287)	13,356

Income (loss) before income taxes	8,046	(1,891)	(261)	—	5,894
Income tax expense (benefit)	2,334	(450)	(151)	—	1,733

Net income	$5,712	$(1,441)	$(110)	$—	$4,161

Average assets	$1,666,330	$19,466	$193,354	$(205,565)	$1,673,585

	Community	Mortgage
Year-to-date income	Banking	Banking	Parent	Eliminations	Total
March 31, 2003	(Amounts in Thousands)

Net interest income	$15,011	$124	$55	$(10)	$15,180
Provision for loan losses	589	—	—	—	589

Net interest income after provision for loan losses	14,422	124	55	(10)	14,591
Non-interest income	3,237	2,964	(4)	(166)	6,031
Non-interest expenses	8,645	2,387	275	(176)	11,131

Income (loss) before income taxes	9,014	701	(224)	—	9,491
Income tax expense (benefit)	2,600	273	(130)	—	2,743

Net income	$6,414	$428	$(94)	$—	$6,748

Average assets	$1,510,362	$55,642	$154,576	$(205,680)	$1,514,900